UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2009

DUFF & PHELPS CORPORATION
(Exact name of Registrant as specified in its charter)

Commission File No. 001-33693

Delaware	20-8893559
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

55 East 52nd Street, 31st Floor
New York, New York  10055
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 871-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.

Duff & Phelps Corporation (the “Company”) currently anticipates that, pursuant to Section 2.1 of the Registration Rights Agreement, dated as of October 3, 2007, by and among the Company and the stockholders of the Company party thereto, it will soon file a Shelf Registration Statement on Form S-3 registering for resale the shares of Class A common stock of the Company issuable to unitholders of Duff & Phelps Acquisitions, LLC (“DPA”) upon exchange of their New Class A Units of DPA for shares of Class A common stock of the Company. The Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission (“SEC”) on February 26, 2009, will be incorporated by reference into the Form S-3.

The Company is filing herewith updated financial statements and other affected financial information for the periods included in the Annual Report on Form 10-K for the year ended December 31, 2008 that reflect retrospective adjustments resulting from certain accounting changes.  The information in this Current Report on Form 8-K is not an amendment to or restatement of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

Part I, Item 1 and Part II, Items 6, 7 and 8 have been adjusted to reflect changes arising from (i) the adoption of new accounting standards; (ii) changes in the Company’s segment reporting that were effective January 1, 2009; and (iii) material subsequent events related to the offering of Class A common stock, redemption of New Class A Units and a corresponding number of shares of Class B common stock, the repayment and subsequent termination of our credit facility, and the execution of a new credit agreement. These events are discussed in more detail below.

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Effective January 1, 2009, the Company implemented Statement of Financial Accounting Standards (“SFAS”) No. 160, Noncontrolling Interests in Consolidated Financial Statements (“SFAS 160”), an amendment to ARB No. 51, Consolidated Financial Statements.  The implementation of this standard primarily affected the presentation of the Company’s consolidated financial statements whereby noncontrolling interest is presented as a component of stockholders’ equity.  The presentation and disclosure requirements have been applied retrospectively for all periods presented.

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In June 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position (“FSP”) EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF 03-6-1”) which is effective for fiscal years beginning January 1, 2009.  FSP EITF 03-6-1 provides that all outstanding unvested share-based payments that contain rights to non-forfeitable dividends participate in the undistributed earnings with the common stockholders and are therefore participating securities. Companies with participating securities are required to apply the two-class method in calculating basic and diluted net income per share.  The presentation and disclosure requirements have been applied retrospectively for all periods presented.

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Prior to January 1, 2009, the Company provided services through two segments:  Financial Advisory and Investment Banking.  Effective January 1, 2009, the Company changed the structure of its internal organization in a manner that caused the composition of its reportable segments to change.  As a result, the Corporate Finance Consulting business, previously part of Financial Advisory, became a third segment.  Segment results have been recast to reflect current year presentation.  In addition, segment operating income has been adjusted to reflect the current allocation methodology among segments.

-	Subsequent events are further detailed in the notes to our consolidated financial statements attached as an exhibit hereto.

This Current Report on Form 8-K does not reflect events or developments that occurred after February 26, 2009, and does not modify or update the disclosures in any way other than as required to reflect the effect of the changes described above and set forth in the exhibits hereto.  Without limiting the foregoing, this filing does not purport to update the information contained in the Annual Report on Form 10-K for the year ended December 31, 2008 for any information, uncertainties, transactions, risks, events or trends occurring, or known to management.  More current information is contained in the Company’s Forms 10-Q for the periods ended March 31 and June 30, 2009 and other filings with the SEC.

The information in this Current Report on Form 8-K should be read in conjunction with the Annual Report on Form 10-K for the year ended December 31, 2008, the Forms 10-Q for the periods ended March 31 and June 30, 2009 and other documents filed by the Company with the SEC subsequent to February 26, 2009.  Revisions to the Annual Report on Form 10-K for the year ended December 31, 2008 included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report:

	23.1	Consent of Independent Registered Public Accounting Firm

	99.1	Revised Part I, Item 1. Business, from the Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 26, 2009

	99.2	Revised Part II, Item 6. Selected Financial Data, from the Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 26, 2009

99.3
Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 26, 2009

	99.4	Revised Part II, Item 8. Financial Statements and Supplementary Data, from the Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 26, 2009

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUFF & PHELPS CORPORATION

Date: October 16, 2009	/s/ Jacob L. Silverman
JACOB L. SILVERMAN
Chief Financial Officer

DUFF & PHELPS CORPORATION
CURRENT REPORT ON FORM 8-K
Report dated October 16, 2009

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Part I, Item 1. Business, from the Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 26, 2009

99.2	Revised Part II, Item 6. Selected Financial Data, from the Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 26, 2009

99.3
Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 26, 2009

99.4	Revised Part II, Item 8. Financial Statements and Supplementary Data, from the Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 26, 2009